Corporate Presentation | April 2020 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Clearside Biomedical, Inc.’s views as of the date of this presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause Clearside’s actual results, performance, or achievements to differ significantly from those expressed or implied in any forward looking statement. Although Clearside believes that the expectations reflected in the forward looking statements are reasonable, Clearside cannot guarantee future events, results, performance, or achievements. Some of the key factors that could cause actual results to differ from Clearside’s expectations include its plans to develop and potentially commercialize its product candidates; Clearside’s planned clinical trials and preclinical studies for its product candidates; the timing of and Clearside’s ability to obtain and maintain regulatory approvals for its product candidates; the extent of clinical trials potentially required for Clearside’s product candidates; the clinical utility and market acceptance of Clearside’s product candidates; Clearside’s commercialization, marketing and manufacturing capabilities and strategy; Clearside’s intellectual property position; and Clearside’s ability to identify additional product candidates with significant commercial potential that are consistent with its commercial objectives. For further information regarding these risks, uncertainties and other factors you should read the “Risk Factors” section of Clearside’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 15, 2019, Clearside’s Quarterly Report on Form 10-Q, filed with the SEC on November 8, 2019, and Clearside’s other Periodic Reports filed with the SEC. Clearside expressly disclaims any obligation to update or revise the information herein, including the forward-looking statements, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by Clearside relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of Clearside’s future performance and the future performance of the markets in which Clearside operates are necessarily subject to a high degree of uncertainty and risk.

Versatile Therapeutic Platform SCS Microinjector™ with proprietary drug formulations target the Suprachoroidal Space Proprietary Access to the Suprachoroidal Space (SCS®) Utilization Across Small Molecules and Gene Therapy Ability to Target Multiple Ocular Diseases Internal Research & Development Pipeline External Collaborations for Pipeline Expansion Dedicated to Developing Treatments that Restore and Preserve Vision for People with Serious Eye Diseases

Evolution of Injection Procedures to Reach the Back of the Eye Intravitreal Injection Broad diffusion to all areas of the eye including the anterior chamber and lens Highly variable drug diffusion across the sclera into the eye Periocular Injection Subretinal Injection Invasive surgery with variable results Suprachoroidal Space Injection Novel SCS Microinjector™ allows for precise delivery into the suprachoroidal space

© 2019 Clearside Biomedical, Inc. Exclusive Access to the Back of the Eye Using Clearside’s Proprietary SCS Microinjector™

Core Advantages of Treating Via the Suprachoroidal Space



TARGETED

The back of the eye is the location of many irreversible and debilitating visual impairments for efficacy

COMPARTMENTALIZED

Drug is compartmentalized in the suprachoroidal space, which helps keep it away from non-diseased tissues for safety

BIOAVAILABLE
PROLONGED PK

Fluid spreads circumferentially and posteriorly when injected within the suprachoroidal space, bathing the choroid and adjacent areas with drug for durability

Sources: PK = pharmacokinetic | Rai UDJ, Young SA, Thrimawithana TR, et al. The suprachoroidal pathway: a new drug delivery route to the back of the eye. Drug Discov Today. 2015;20(4):491-495. | Moisseiev E, Loewenstein A, Yiu G. The suprachoroidal space: from potential space to a space with potential. Clin Ophthalmol. 2016;10:173-178. | Chiang B, Jung JH, Prausnitz MR. The suprachoroidal space as a route of administration to the posterior segment of the eye. Adv Drug Deliv Rev. 2018;126:58-66.

6

CLEARSIDE BIOMEDICAL

Preclinical Data Leads to Clinical Results Sources: Gilger, et al, Treatment of Acute Posterior Uveitis in a Porcine Model by Injection of Triamcinolone Acetonide into the Suprachoroidal Space Using Microneedles, Physiology and Pharmacology | Edelhauser HF, et al. ARVO Annual Meeting. 2013 | XIPERE Phase 3 PEACHTREE Clinical Data TARGETED for efficacy BIOAVAILABLE PROLONGED PK for durability COMPARTMENTALIZED for safety

STUDY DRUG INDICATION CLS-AX (axitinib injectable suspension) Wet AMD Gene Therapy Inherited Retinal Disease Pipeline of SCS Treatments with Broad Applicability PRECLINICAL IND-Enabling PHASE 1/2 PHASE 3 NDA PARTNER INDICATION BAUSCH HEALTH Macular edema associated with uveitis (XIPERE™) ARCTIC VISION Macular edema associated with uveitis (XIPERE™) REGENXBIO Wet AMD REGENXBIO Diabetic Retinopathy AURA BIOSCIENCES Ocular Oncology / Choroidal Melanoma PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA PARTNER PROGRAMS using SCS Microinjector™ XIPERE™ is an investigational product | XIPERE licenses: Bausch Health – U.S. and Canada; Arctic Vision – Greater China and South Korea

Internal Pipeline Opportunities

The Opportunity Reduce patient burden from monthly injections to every six months or longer Pan-VEGF inhibition potentially more efficacious than current approaches Improve long-term, real-world visual outcomes for patients Provide physicians with ability to titrate dose based on patient need Protect the anterior chamber from toxic exposure to TKIs Primary Need Durable maintenance of vision and reduced treatment burden in wet AMD patients TKIs = Tyrosine Kinase Inhibitors Axitinib for Suprachoroidal Injection (CLS-AX): A Potential Solution for Treatment Burden

Sources: 1. Heier JS et al. Intravitreal aflibercept (VEGF trap-eye) in wet age-related macular degeneration. Ophthalmology. 2012;119:2537-2548. | 2. Brown DM et al. Ranibizumab versus verteporfin photodynamic therapy for neovascular age-related macular degeneration: two-year results of the ANCHOR study. Ophthalmology. 2009;116:57-65.e5. | 3. Rosenfeld PJ et al. Ranibizumab for neovascular age-related macular degeneration. N Engl J Med. 2006;355:1419-1431. | 4. Ciulla TA et al. Visual Acuity Outcomes and Anti-Vascular Endothelial Growth Factor Therapy Intensity in Neovascular Age-Related Macular Degeneration Patients: A Real-World Analysis of 49,485 Eyes. Ophthalmol Retina. 2019 May 25. pii: S2468-6530(19)30280-5. | 5. Rao P, Lum F, Wood K, et al. Real-world vision in age-related macular degeneration patients treated with single anti-VEGF drug type for 1 year in the IRIS Registry. Ophthalmology. 2018;125:522e528. | 6. Busbee BG et al. Twelve-month efficacy and safety of 0.5 mg or 2.0 mg ranibizumab in patients with subfoveal neovascular age-related macular degeneration. Ophthalmology. 2013;120:1046-1056. | 7. Schmidt-Erfurth U et al. Intravitreal aflibercept injection for neovascular age-related macular degeneration: ninety-six-week results of the VIEW studies. Ophthalmology. 2014;121:193-201. TREATMENT BURDEN At 1 year, “real-world” patients receive only 6-7 injections4,5 Under-treatment contributes to poor real-world outcomes LIMITED OUTCOMES At 1 year, with on-label anti-VEGF dosing 1-3: ~1/5 of patients lose BCVA ~1/2 do not achieve ≥ 20/40 ~2/3 do not gain ≥ 3 lines BCVA At 1 year, “real-world” patients improve by only 1-3 letters4,5 CEILING OF EFFICACY Increased anti-VEGF dosage or more intense regimens yield no additional BCVA benefit1,6,7 CLS-AX via SCS May Address Unmet Needs in Neovascular AMD

AMD Vascular Endothelial Growth Factor Treatment Approaches

Current AMD Therapies Predominantly Focus on Binding VEGF-A

- Anti-VEGF-A increases expression of VEGF-C [1] VEGF-D[2]
- Broad VEGF receptor blockade may improve outcomes
- A Phase 2 study yielded better AMD outcomes with anti-VEGF-A,C,D vs anti-VEGF-A


VEGF-B
VEGF-A
VEGF-E
VEGF-C
VEGF-D
VEGFR-1
(Flt-1)
VEGFR-2
(Flk-1/KDR)
VEGFR-3
(Flt-4)

Suprachoroidal Axitinib May Improve Outcomes with Its Broad VEGF Receptor Blockade

- Inhibits VEGFR-1, VEGFR-2, VEGFR-3 receptors
- Inhibited corneal, retinal, and choroidal angiogenesis in animal models[3-7]
- More effective than other TKIs for experimental corneal neovascularization in animal models
- Better ocular cell biocompatibility than other TKIs[8]

Sources: 1. Cabral T et al. Bevacizumab Injection in Patients with Neovascular Age-Related Macular Degeneration Increases Angiogenic Biomarkers. Ophthalmol Retina. 2018 January ; 2(1): 31–37. doi:10.1016/j.oret.2017.04.004. | 2. Lieu et al. The Association of Alternate VEGF Ligands with Resistance to Anti-VEGF Therapy in Metastatic Colorectal Cancer. PLoS ONE 8(10): e77117. | 3. Riquelme et al. Topical axitinib is a potent inhibitor of corneal neovascularization. Clinical and Experimental Ophthalmology 2018; 46: 1063–1074 | 4. Yuan et al. Ocular Drug Delivery Nanowafer with Enhanced Therapeutic Efficacy. ACS Nano. 2015 Feb 24;9(2):1749-58. | 5. Giddabasappa et al. Axitinib inhibits retinal and choroidal neovascularization in in-vitro and in-vivo models. Exp Eye Res. 2016, 145: 373-379. | 6. Nakano et al. Short-term treatment with VEGF receptor inhibitors induces retinopathy of prematurity-like abnormal vascular growth in neonatal Rats. Exp Eye Res. 2016. 143: 120-131. | 7. Kang et al. Antiangiogenic Effects of Axitinib, an Inhibitor of Vascular Endothelial Growth Factor Receptor Tyrosine Kinase, on Laser-Induced Choroidal Neovascularization in Mice. Curr Eye Res. 2012. 38: 119-127. | 8. Theile et al. Multikinase Inhibitors as a New Approach in Neovascular Age-Related Macular Degeneration (AMD) Treatment: In Vitro Safety Evaluations of Axitinib, Pazopanib and Sorafenib for Intraocular Use. Klin Monatsbl Augenheilkd 2013; 230: 247-254. | Image by Mikael Häggström, used with permission. Häggström, Mikael (2014). "Medical gallery of Mikael Häggström 2014". WikiJournal of Medicine 1 (2). DOI:10.15347/wjm/2014.008. ISSN 2002-4436. Public Domain.

12

Concentration (nM) CLS-AX: High Drug Levels Maintained in the Retina after SCS administration High Retina Levels: Sufficient to block VEGF pathway Low Plasma Levels: <1 ng/mL Time (days) Source: Based on Clearside Biomedical non-clinical data

Topical Axitinib More Effectively Inhibited Experimental Murine Corneal Neovascularization than Sunitinib and Sorafenib (same dose) Source: Yuan et al. Ocular Drug Delivery Nanowafer with Enhanced Therapeutic Efficacy. ACS Nano. 24 Feb 2015;9(2):1749-58

Broad VEGF Blockade Focused VEGF Blockade Ceiling of efficacy Treatment burden Limited outcomes Short Acting (1-3 months) CURRENT THERAPY CLS-AX (SCS) Targeted for efficacy Bioavailable with prolonged PK or durability Long Acting (>6 months) Compartmentalized for safety Potential to Disrupt the AMD Treatment Landscape

Exploratory Preclinical PK Study
Complement Inhibitor and the Suprachoroidal Space

Suprachoroidal delivery of complement inhibitor small molecule suspension resulted in **targeted**, **compartmentalized**, and **sustained ocular levels** in rabbits

Dutch-Belted pigmented rabbits

n=4-6 eyes/timepoint

Dose: 0.03, 0.1 and 0.3 mg/eye



RPE-choroid-sclera
0.3 mg/eye
0.1 mg/eye
0.03 mg/eye
Conc. (ng/g)
10^7
10^6
10^5
10^4
10^3
0
15
30
45
60
75
90
Days

- **Targeted & Compartmentalized:** High exposure for 90+ days in RPE-choroid-sclera (RCS
- **Sustained:** Estimated half-life ($T_{1/2}$) of 66, 66, and 76 days at 0.03, 0.1, and 0.3 mg/eye level, respectively
- **Meaningful drug levels:** 3-5 orders of magnitude higher than the in-vitro (AP hemolysis assay) IC90 value (10nM)

16

Source: Data on file

The Opportunity Avoid risks of vitrectomy (surgery) Avoid risks of retinotomy, subretinal injection, and macular detachment Deliver larger genes using non-viral vectors Convert gene therapy into an office-based procedure Potential for broader retinal coverage Enhance patient access Primary Need Targeted delivery of ocular gene therapies in safe, effective, repeatable, and non-surgical manner Broad Applicability of SCS Injection Platform: Ocular Gene Therapy

Preclinical Studies Demonstrate SCS Injections of DNA nanoparticles (DNPs) May Offer the Potential for a Safe and Efficient Delivery Method

Potential Advantages

Efficacy: demonstrated in numerous ocular animal models

- Transfer large genes (up to ~20 kb)

Safety: Non-immunogenic, without viral capsid proteins or pre-existing immunity.

- Potential for repeat dosing facilitated by suprachoroidal injection
- Higher doses possible to enhance transfection

Well established literature on DNA nanoparticle gene therapy



International Journal of Nanomedicine

Dovepress

ORIGINAL RESEARCH

DNA nanoparticles are safe and nontoxic in non-human primate eyes

OPEN ACCESS Freely available online

PLOS | ONE

Comparative Analysis of DNA Nanoparticles and AAVs for Ocular Gene Delivery

Zongchao Han[1], Shannon M. Conley[1], Rasha Makkia[1], Junjing Guo[1], Mark J. Cooper[2], Muna I. Naash[1]*

Abstract

Nanoparticles of Compacted DNA Transfect Postmitotic Cells*

18

Preclinical SCS and Subretinal Injections of DNA Nanoparticles Produced Comparable Luciferase Activity Source: Szilárd Kiss, MD, Macula Society Presentation February 2019 CHOROID-RPE-Sclera Non-Viral Luciferase, Rabbit RETINA Non-Viral Luciferase, Rabbit DNA Nanoparticles Transfect Choroid and Retina

Published Preclinical Data on Viral Vectors in SCS

Suprachoroidal delivery of NAV AAV8-based gene therapy produced similar protein expression and suppression of vascular leakage

SC RGX-314 resulted in similar expression of anti-VEGF Fab



suprochoroidal
subretinal
AntiVEGFfab (ng/mg protein)
20
15
10
5
0
Retina-2w
RPE/Choroid-2w
Retina-7w
RPE/Choroid-7w

- SC RGX-314 resulted in similar activity of anti-VEGF Fab with suppression of VEGF-induced vascular leakage as subretinal delivery



RGX-314
AAV8.GFP
Increase in albumin (ug/ul)
0.4
0.3
0.2
0.1
0.0
*
SC 2w
SR 2w
SC 7w
SR 7w

20

Source: Ding, K., Shen, J., Hafiz, Z., Hackett, S. F., Silva, R. L. E., Khan, M., … Campochiaro, P. A. (2019). AAV8-vectored suprachoroidal gene transfer produces widespread ocular transgene expression. *Journal of Clinical Investigation*. doi: 10.1172/jci129085

CLEARSIDE BIOMEDICAL

Corporate Collaborations

The Opportunity: Gene Therapy Exclusive worldwide rights to our SCS Microinjector for delivery of adeno-associated virus (AAV)-based therapeutics to the suprachoroidal space to treat wet AMD, diabetic retinopathy and other conditions for which anti-VEGF treatment is the standard of care Delivery of gene therapy through the SCS may provide a targeted, in-office, non-surgical treatment approach option Encouraging preclinical results delivering RGX-314 into the SCS The Terms: $2 million upfront / exercise of option Up to $34M in development milestones across multiple indications Up to $102M in sales milestones Mid single digit royalties on net sales of products using SCS Microinjector Enabling In-office Delivery of Gene Therapy for Retinal Disease

RGX-314 for Treatment of Wet Age-Related Macular Degeneration (AMD) REGENXBIO plans to initiate Phase 2 trial of suprachoroidal delivery of RGX-314 using SCS Microinjector™ for treatment of wet AMD in first half of 2020. Trial will build upon data from Phase 1/2a trial of RGX-314 and is expected to evaluate patients in two dose cohorts of RGX-314 versus a control arm. Interim data is expected from Cohort 1 by end of 2020. RGX-314 for Treatment of Diabetic Retinopathy (DR) REGENXBIO expects to submit IND in first half of 2020 and plans to initiate Phase 2 trial of suprachoroidal delivery of RGX-314 using SCS Microinjector for treatment of DR in second half of 2020. Trial is expected to evaluate patients in up to three dose cohorts of RGX-314 versus control arm. Enrollment of Cohort 1 is expected to be complete by end of 2020, with interim data expected in 2021. REGENXBIO Initiating Two Phase 2 Trials Using SCS Microinjector™

The Opportunity: Ocular Oncology Non-surgical alternative to intravitreal delivery of Aura’s oncology drug candidates via our SCS Microinjector Choroidal melanoma is the most common, primary intraocular tumor in adults Expect Aura to initiate clinical testing using our SCS Microinjector in the second half of 2020 The Terms: Potential future financial upside for Clearside from pre-specified development and sales milestones Royalties on net sales of products using SCS Microinjector Optimizing Ocular Oncology Drug Delivery with SCS Microinjector™

Macular edema is the leading cause of vision loss in patients with non-infectious uveitis Pivotal Phase 3 PEACHTREE trial met its primary endpoint MAGNOLIA Phase 3 extension study demonstrated durability If approved, XIPERE would be the first therapy for this indication Expect to resubmit NDA with three months additional stability data by the end of August 2020 Novel Approach to Targeting Uveitic Macular Edema Using SCS Microinjector™ XIPERE™ is an investigational product

The Opportunity: XIPERE Commercialization & Development Exclusive license for XIPERE commercialization and development in the U.S. and Canada Right to develop and commercialize XIPERE for additional ophthalmic indications including diabetic macular edema and retinal vein occlusion Right to develop and commercialize a specified set of corticosteroids and non-steroidal anti-inflammatory drugs in ophthalmology using our proprietary SCS Microinjector The Terms: Received $5 million upfront payment Up to $15M in FDA approval and pre-launch milestones Up to $56M in milestone payments Tiered royalties at increasing percentages from the high-teens to 20% on annual net sales Maximizing Commercial Potential of XIPERE™

The Opportunity: XIPERE Commercialization & Development in Greater China and South Korea Exclusive license to develop and commercialize XIPERE for indications associated with uveitis in Greater China (mainland China, Hong Kong, Macau and Taiwan) and South Korea Right to develop and commercialize XIPERE for additional ophthalmic indications in Greater China and South Korea, with consent from Clearside The Terms: Received $4 million upfront payment Up to $31.5M in approval, development and sales milestones Tiered royalties of 10% to 12% based on annual net sales starting at product launch and going until the later of ten years after launch or loss of patent protection or marketing exclusivity in the territory Maximizing Commercial Potential of XIPERE™

1 2 3 4 Eliminated the inherent risks and financial investment related to building and maintaining a commercial infrastructure Validated our investment in suprachoroidal delivery using our SCS Microinjector Expanded our overall internal and collaborative product development pipeline Eligible to receive >$200 million from the three partnerships in potential development and sales milestones, and potential royalties to fund our internal R&D pipeline Three Partnering Deals to Drive Growth

Strong Intellectual Property Coverage of SCS Platform

19 U.S. Patents Total Expiring between 2027 - 2037

DEVICE PATENTS

- **2** Methods using loss-of-resistance technology
- **4** Apparatus using loss-of-resistance technology
- **4** Apparatus having / methods using an adjustable puncture member
- **1** Ocular injection apparatus packaging

DRUG PATENTS

- **1** Administration of any anti-inflammatory drug to the suprachoroidal space by microinjection
- **3** Administration of any drug to the suprachoroidal space by microinjection
- **1** Administration of any drug to the eye by inserting a microinjector into the sclera

DISEASE PATENTS

- **3** Methods of treating posterior ocular disorders including macular edema or uveitis

29

CLEARSIDE BIOMEDICAL

Experienced Leadership Team



GEORGE LASEZKAY
Pharm.D., J.D. | CEO and Director

30 years experience
Allergan, Acucela, Novagali, Amakem, RetroSense



THOMAS CIULLA
M.D., MBA | Chief Medical Officer

27 years experience
Spark Therapeutics, Ophthotech, Indiana University School of Medicine



CHARLES DEIGNAN
Chief Financial Officer

27 years experience
AtheroGenics, AAIPharma, Schering-Plough



RAFAEL ANDINO
VP, Engineering & Manufacturing

26 years experience
CR Bard, CIBA Vision, Dupont, GE, IBM



RICK MCELHENY
VP, Corporate Development

18 years experience
Sanofi, MEDA, Vidara



LESLIE ZACKS
General Counsel & Chief Compliance Officer

24 years experience
Arbor, Shionogi

Clearside Team Ophthalmic Experience

Alcon | Allergan | CIBA VISION | MERCK | NOVARTIS | Spark Therapeutics

30

CLEARSIDE BIOMEDICAL

Research and Development Investment Highlights

Versatile therapeutic platform with proprietary access to the suprachoroidal space

Patented technology & delivery approach

Scientific presentations and publications

1Q 20

- ✓*Ophthalmology*
- ✓Angiogenesis
- ✓Macula Society

2Q 20: ARVO

3Q 20: ASRS & Retina Society

4Q 20: AAO

Building an internal R&D pipeline

Mid 2020: IND submission for CLS-AX

2H 20: Initiation of Phase 1/2 trial for CLS-AX

Exploratory preclinical non-viral vector delivery studies ongoing

Partnering to expand use of SCS platform

REGENXBIO: RGX-314*

1H 20: Initiate Phase 2 trial in wet AMD

1H 20: Submit IND in DR

2H 20: Initiate P2 in DR

AURA: AU-011^

2H 20: Initiate clinical testing in choroidal melanoma

*REGENXBIO (RGNX) trials involve suprachoroidal delivery of RGX-314 using the SCS Microinjector. | ^Aura trials involve suprachoroidal delivery of AU-011 using the SCS Microinjector

31

CLEARSIDE BIOMEDICAL